UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2013 (October 1, 2013)

RCS Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35924	38-3894716
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Park Ave., 15th Floor New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(866) 904-2988

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 2, 2013, RCS Capital Corporation (the “Company”) issued a press release announcing its entry on October 1, 2013 into a letter of intent (the “Letter of Intent”) relating to the acquisition of Investors Capital Holdings, Ltd. (“ICH”) (NYSE MKT: ICH). A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to the Letter of Intent, ICH has agreed to a 45-day exclusivity period subject to reimbursement of certain expenses. RCAP and ICH have agreed to use commercially reasonable best efforts to negotiate and execute a definitive acquisition agreement. In addition, the closing of the transaction will be subject to certain to-be-agreed-upon conditions including SEC and FINRA approval of the proposed change in control and approval of the transaction by the stockholders of ICH. Any definitive agreement will contain customary representations, warranties and closing conditions. There can be no assurance, however, that the Company and ICH will be successful in negotiating a definitive agreement or whether the terms of such definitive agreement will differ substantially from those described herein.

Forward-Looking Statements

Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect the Company’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, whether and when the agreements and the transactions contemplated by the Letter of Intent will be executed or consummated, the new combined company’s plans, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the combined company, including regarding future dividends and market valuations, and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the inability to negotiate or agree on definitive documentation; the ability to obtain requisite approvals for the acquisition, including, among other things, regulatory approval of certain changes in control of ICH’s FINRA-regulated broker-dealer business; market volatility; unexpected costs or unexpected liabilities that may arise from the potential acquisition, whether or not consummated; the inability to retain key personnel; the deterioration of market conditions; and future regulatory or legislative actions that could adversely affect the parties to the transaction. Additional factors that may affect future results are contained in the Company’s filings with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website at www.sec.gov. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 2, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCS Capital Corporation

Date: October 2, 2013	By:	/s/ William M. Kahane
	Name:	William M. Kahane
	Title:	Chief Executive Officer and Director